                          SECURITIES TRANSFER DOCUMENT

            This Securities Transfer Document ("Securities Document") is made by and among JOSEPH M. LOBOZZO II, an individual having an office at 690 Portland Avenue, Rochester, New York 14621 (the "Lender" or "Lobozzo"), JOANNE M. LOBOZZO, the wife of Lobozzo, with an address of 756 Rock Beach Road, Rochester, New York 14617("Joanne Lobozzo"), DELTA COMPUTEC INC., a New York corporation having its principal place of business located at 900 Huyler Street, Teterboro, New Jersey 07608 ("Delta'), and DELTA DATA NET, INC., a New York corporation having its principal place of business located at 900 Huyler Street, Teterboro, New Jersey 07608 ("Data Net"). Delta and Data Net are referred to collectively as the "Borrower".

                                    RECITALS

      A. Lobozzo desires to complete the transfer to Joanne Lobozzo of half of his securities in, debt obligations from, and obligations to, the Borrower and others having relations with the Borrowers, including NCFC (as herein defined), and Joanne Lobozzo desires to receive half of the Lobozzo's securities in, debt obligations from, and obligations to, the Borrower and such others, all as set forth in this Securities Document.

      B. The transfers to be effectuated pursuant to this Securities Document are in the nature of gifts between Lobozzo and Joanne Lobozzo, who are husband and wife.

      NOW THEREFORE, THE TRANSFERS ARE STATED TO BE AS FOLLOWS:

      I. Transfer of a portion of the 1992 Option Agreement.

      1. Joseph M. Lobozzo II ("Lobozzo"), is the holder of a certain Option Agreement dated October 28, 1992, as amended and restated on February 16, 1995 (the "1992 Option Agreement"), issued by Delta Computec Inc. ("Delta"), a copy of which is annexed hereto as Exhibit A (the "1992 Option Agreement"). The Option Agreement provides in part that Lobozzo has the right to purchase up to 1,304,350 common shares of Delta (the "Option Shares") upon payment of $.46 per share through January 31, 1998.

      2. The 1992 Option Agreement was issued pursuant to Lobozzo in October, 1992, at the time that Data Net issued to Lobozzo (and guaranteed by Data Net's parent, Delta Computec Inc. ("DCI")), an 8% Subordinated Debenture in the face amount of $600,001 (the "Lobozzo Subordinated Debenture"). By a separate document entitled Amendment No. 3 to Amended and Restated Credit Agreement and Certain other Agreements ("Amendment No. 3"), of even date herewith, Lobozzo has transferred to his wife, Joanne M. Lobozzo ("Joanne Lobozzo"), half of Lobozzo's interest in and to the Lobozzo Subordinated Debenture.

      3. Lobozzo desires to assign and transfer to Joanne Lobozzo, and by the execution of this Securities Document does hereby assign and transfer to Joanne Lobozzo, a portion of the 1992 Option Agreement. The portion of the Option Agreement to be assigned (the "Assigned Portion") consists of the right to purchase 652,175 Common Shares under 1992 Option Agreement, which will be amended and restated (the "Amended and Restated 1992 Option Agreement"), for an exercise price of forty-six cents ($.46) per common share Lobozzo is retaining for himself the right to purchase the balance of the Option Shares, or 652,175 Option Shares, for an exercise price of forty-six cents per common share, which is also to be set forth in an Amended and Restated 1992 Option Agreement.

      4. Joanne Lobozzo desires to accept the Assigned Portion of the 1992 Option Agreement, and by the execution of this Securities Document does hereby accept the assignment and transfer to her of the Assigned Portion of the 1992 Option Agreement being assigned and transferred to her by Lobozzo. Joanne Lobozzo, by her execution of this Securities Document, accepts all terms and conditions of the Amended and Restated 1992 Option Agreement in accordance with the assignment of the Assigned Portion of the 1992 Option Agreement, and agrees to be bound by those terms and conditions. Included within the terms and conditions of the Amended and Restated 1992 Option Agreement with which Joanne Lobozzo agrees to be bound, are the terms and conditions relative to compliance with federal and state securities statutes and regulations.

      5. Joanne Lobozzo hereby accepts the Assigned Portion of the Amended and Restated 1992 Option Agreement on the following additional terms and conditions:

            A. Joanne M. Lobozzo hereby grants, first to Lobozzo, and if not accepted by Lobozzo, then to Delta, a right of first refusal (the "Right") with regard to the Assigned Portion of the 652,175 Option Shares covered by the Assigned Portion of the Amended and Restated 1992 Option Agreement.

            B. The Right requires Joanne Lobozzo to provide Lobozzo, and Delta, with written notice, by registered or certified mail, return receipt requested, no less than sixty (60) days prior to the date that Joanne Lobozzo proposes to transfer to any person other than to Lobozzo or to Delta (a "Third-Party Transferee"), by any means whatsoever, all or any part of the Assigned Portion of the Amended and Restated 1992 Option Agreement or all or any part of the Assigned Portion of the Option Shares, and to grant to Lobozzo the right to acquire the Assigned Portion of the Amended and Restated 1992 Option Agreement or the Assigned Portion of the Option Shares which is proposed to be transferred to a Third-Party Transferee, upon payment to Joanne Lobozzo of the purchase price ("Purchase Price") equal to the Purchase Price which Joanne Lobozzo proposes to receive from a Third-Party Transferee, and upon the same terms and conditions (the "Terms") which a Third-Party Transferee would utilize to make payment of the Purchase Price. In the event that any consideration is ever proposed to be provided to Joanne Lobozzo relative to such a proposed transfer of the Assigned Portion of the Amended and Restated 1992 Option Agreement or the Assigned Portion of the Option Shares which is other than in cash or a cash equivalent, then such non-cash consideration will be valued at its monetary equivalent for purposes of the Right. Within the 60 day period covered by the written notice, Lobozzo must notify Joanne Lobozzo in writing of his decision either to exercise the Right (which would require Lobozzo to pay to Joanne Lobozzo the equivalent of the consideration she would have otherwise received from a proposed Third-Party Transferee at such times, and on such Terms, as a proposed Third-Party Transferee would have paid with regard to a proposed transfer), or to reject the Right. In the event that Lobozzo either rejects the Right or does not respond in writing prior to the end of the 60 day period, then Delta shall be entitled to exercise the Right for an additional thirty (30) days after the expiration of the original sixty (60) day period by paying the same Purchase Price on the same Terms as originally offered to Lobozzo. If neither Lobozzo nor Delta has exercised the Right by the expiration of all time periods set forth in this paragraph (B), then Joanne Lobozzo shall be free to transfer the Assigned Portion of the 1992 Option Agreement or the Assigned Portion of the Option Shares free from the conditions of the Right but subject to the other conditions of this Securities Document.

            C. A proposed transfer during the life of Joanne Lobozzo, either by gift or otherwise without consideration, will require the same written notification required by paragraph (B), and will entitled Lobozzo, or if he does not accept, Delta, to receive the Assigned Portion of the Amended and Restated 1992 Option Agreement or the Assigned Portion of the Option Shares, without consideration. A transfer as a result of the death of Joanne Lobozzo, either by intestacy or by will, shall entitle Lobozzo, or Delta if Lobozzo rejects such transfer, to acquire the Assigned Portion of the 1992 Option Agreement or the Assigned Portion of the Option Shares upon payment to the estate of Joanne Lobozzo the fair market value of the Assigned Portion of the Amended and Restated 1992 Option Agreement or the Assigned Portion of the Option Shares as of the date of the death of Joanne M. Lobozzo. Such amount is to be paid to the personal representative of Joanne Lobozzo commencing six months after the date of her death and the payments are to be completed in equal annual portions, with interest at the prime rate of Manufacturers & Traders Trust Company as in effect from time to time, over a five year period from the date of her death, with a right to prepay without penalty.

            D. Anything to the contrary notwithstanding in this Securities Document, no transfer shall ever be made of all or any portion of the Assigned Portion of the Amended and Restated 1992 Option Agreement or the Assigned Portion of the Option Shares unless a Third-Party Transferee executes such documents as are satisfactory to Lobozzo, Delta and each of their respective counsel relative to compliance with federal or state securities statutes or regulations, and otherwise agrees to be bound by the terms of the Amended and Restated 1992 Option Agreement.

            E. The Right to acquire the Assigned Portion of the Option Shares shall be applicable to both the Amended and Restated 1992 Option Agreement in the original face amount of 652,175 Option Shares, as well as to any Option Shares ever issued as a result of the full or partial exercise of the Amended and Restated 1992 Option Agreement in the original face amount of 652,175 common shares.

II. Transfer of Pledge Obligations and other matters.

      6. Lobozzo has pledged to National Canada Finance Corporation ("NCFC") 480,000 Common Shares (the "Pledged Shares") pursuant to a certain Pledge Security Agreement between Lobozzo and NCFC dated October 10, 1996 ("Pledge Agreement"), a copy of which is annexed hereto as Exhibit B.

      7. The Pledge Agreement was executed between Lobozzo and NCFC at the time that Delta issued its Amended and Restated Promissory Note to NCFC on October 10, 1996 (the "NCFC Promissory Note"), and the Pledge Agreement provides, in part, that in addition to the Pledge of the Pledged Shares, Lobozzo would, under certain circumstances if there is a default under the NCFC Promissory Note, assign to NCFC a portion of Lobozzo's option from Delta issued in May, 1995 (the "May 1995 Option Agreement"), such portion to be for a number of common shares of Delta (the "Option Shares") which, when added to the Pledged Shares, shall give NCFC the right to 17 1/2% of the issued and outstanding common shares of Delta.

      8. Lobozzo has transferred to Joanne Lobozzo pursuant to an Option Transfer Document, annexed hereto as Exhibit C, half of the May, 1995 Option agreement for 5,720,237 common shares by a Restated and Revised Option Agreement dated as of December 30, 1996 (the "Joanne Restated Option Agreement").

      9. Lobozzo hereby transfers and assigns to Joanne Lobozzo, and Joanne Lobozzo hereby accepts from Lobozzo, the transfer of the obligations of Lobozzo under the Pledge Agreement to the effect that, in the event that Lobozzo is ever required to deliver any Option Shares to NCFC, Joanne Lobozzo will take such actions: (a) if the Joanne Restated Option Agreement is unexercised, to assign to NCFC, pursuant to the form of Exhibit B annexed to the Pledge Agreement, a portion of Joanne Lobozzo's portion of the Joanne Restated Option Agreement, representing half of the amount of the Option Shares required to be delivered to NCFC by Lobozzo; or (b) if the Joanne Restated Option Agreement has been exercised, to assign to NCFC, a portion of Joanne Lobozzo's Option Shares received as a result of any such exercise, representing half of the amount of the Option Shares required to be delivered to NCFC by Lobozzo.

      10. Joanne Lobozzo covenants and agrees that, so long as the obligation exists to provide any options, or common shares, to NCFC pursuant to the Pledge Agreement, she will retain in her sole name a sufficient portion of such option, or a sufficient portion of common shares, or both, to enable her to fulfill her obligations pursuant to paragraph 8 of this Securities Document.

      11. Lobozzo hereby transfers to Joanne Lobozzo half of his right to receive back from NCFC the Pledged Shares. In the event that the Pledged Shares are ever returned, in whole or in part, by NCFC to Lobozzo, Lobozzo agrees to transfer half of those Pledged Shares to Joanne Lobozzo, such transfer to be effective as of the date of this Securities Document.

      The Board of Directors of Delta has approved the assignment of the portion of the 1992 Option Agreement which is being effectuated by this Securities Document. The original 1992 Option Agreement is annexed hereto for cancellation upon issuance: (a) to Lobozzo of an Amended and Restated Option Agreement for 652,175 Option Shares; and (b) to Joanne Lobozzo of an Amended and Restated Option Agreement for 652,175 Option Shares.

      IN WITNESS WHEREOF, this Securities Transfer Document has been executed as of the date set forth below.

January 13, 1997                                     /s/ Joseph M. Lobozzo II
                                                     ---------------------------
                                                     Joseph M. Lobozzo

January 13, 1997                                     /s/ Joanne M. Lobozzo
                                                     ---------------------------
                                                     Joanne M. Lobozzo

January 13, 1997                                     DELTA COMPUTEC INC.

                                                     By: /s/ John DeVito
                                                        ------------------------
                                                         John DeVito, President

January 13, 1997                                     DELTA DATA NET, INC.

                                                     By: /s/ John DeVito
                                                        ------------------------
                                                         John DeVito, President

THE SECURITIES REPRESENTED BY THIS SECOND AMENDED AND RESTATED OCTOBER 1992 OPTION AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("ACT"), OR APPLICABLE STATE SECURITIES LAWS ("STATE ACTS"), AND CAN NOT BE SOLD, HYPOTHECATED, DONATED OR OTHERWISE TRANSFERRED UNLESS IN COMPLIANCE WITH THE ACT AND STATE ACTS AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER.

                               DELTA COMPUTEC INC.

            SECOND AMENDED AND RESTATED OCTOBER 1992 OPTION AGREEMENT

                  JOSEPH M. LOBOZZO II - 652,175 Common Shares

Option to Purchase Six Hundred Fifty-two Thousand One Hundred Seventy-five
  (652,175) common shares of Delta Computec Inc.


Date of Original Issue: October 28, 1992
Date of amendment and restatement: February 16, 1995.
Date of Second Amendment and Restatement: February 19, 1997

      This Second Amended and Restated October 1992 Option Agreement (the "Second Restated October 1992 Option Agreement"), is issued in accordance with a certain Securities Transfer Document (the "Securities Transfer Document", annexed hereto). This Second Restated October 1992 Option Agreement is issued by Delta Computec Inc., a corporation duly organized and existing under the laws of the State of New York (herein referred to as "Delta"), with an office for the conduct of business located at 900 Huyler Street, Teterboro, New Jersey 07608, and Joseph M. Lobozzo II (the "OPTIONEE" or "JOSEPH LOBOZZO"), for value previously received by Delta.

      This Second Restated October 1992 Option Agreement grants an option (the "Option") to OPTIONEE to purchase up to Six Hundred Fifty-two Thousand One Hundred Seventy-five (652,175) common shares of Delta (the "Option Shares"), pursuant to the terms and conditions set forth in this Second Restated October 1992 Option Agreement. This Second Restated October 1992 Option Agreement is issued in replacement for an Option Agreement originally issued to JOSEPH LOBOZZO on October 28, 1992, in the face amount of One Million Three Hundred Four Thousand Three Hundred Fifty (1,304,350) common shares (the "Original October 1992 Option Agreement"), and amended and restated on February 16, 1995, to extend the expiration date from October 28, 1995, to January 31, 1998 (the "First Restated October 1992 Option Agreement").

      This Second Restated October 1992 Option Agreement is also issued in recognition of a transfer of one-half of the Option from JOSEPH LOBOZZO to his spouse, Joanne M. Lobozzo ("JOANNE LOBOZZO") on February 19, 1997, pursuant to the Securities Transfer Document, while retaining in JOSEPH LOBOZZO the remaining one-half of the Option. The transfer of a portion of the Original October 1992 Option Agreement from JOSEPH LOBOZZO to JOANNE LOBOZZO was consented to and approved by Delta's Board of Directors.

      The Option Shares shall be purchasable at a price for each common share of forty-six cents ($.46). The Option shall be exercisable, in whole or in part, at any time from and after the date of its original issuance, through 3:00 P.M. on January 31, 1998 (the "Exercise Date"). A partial exercise of the Option must be an exercise of at least One Hundred Thousand (100,000) Option Shares. In order to exercise all or any part of this Option, OPTIONEE shall be required to complete, execute and transmit to Delta, the Option Exercise Form annexed to this Option Agreement as Exhibit A, and, simultaneously therewith, to remit to Delta by cashier's check or certified check, funds for each Option Share as to which the Option Exercise Form applies. This Second Restated October 1992 Option Agreement is not transferrable and the original option was not exercisable before June 2, 1993. Delta acknowledges that the Original October 1992 Option Agreement was issued for financial consulting and loan accommodation services rendered by JOSEPH LOBOZZO to Delta, and was not, in any manner, issued to JOSEPH LOBOZZO for services rendered, or to be rendered, to Delta as a director.

The Original October 1992 Option Agreement was subject to ratification at the next annual or special meeting of shareholders of Delta.

      As of the date of the Original October 1992 Option Agreement, and as of the date of this Second Restated October 1992 Option Agreement, Delta represents to OPTIONEE that the capitalization of Delta consists of 20,000,000 authorized common shares, $.01 par value, of which 3,072,325 common shares were issued and outstanding as of October 28, 1992, and of which 6,811,575 common shares were issued an outstanding as of February 19, 1997, and 5,000,000 authorized preferred shares, $.01 par value, of which no preferred shares have ever been issued or outstanding. As of the date of this Second Restated October 1992 Option Agreement, Delta has authority to issue up to 600,000 common shares pursuant to an Incentive Stock Option Plan and up to 100,000 common shares pursuant to a Non-qualified Option Plan for directors, some of which common shares pursuant to each plan have been issued.

      The Exercise Price shall be subject to adjustment from time to time as follows:

      If Delta shall: (A) pay a dividend or other distribution on its capital stock in its common shares; (B) subdivide its outstanding common shares into a greater number of common shares; or (C) combine its outstanding common shares into a smaller number of common shares; then the Exercise Price in effect immediately prior to the occurrence of any event set forth in subclauses (A),
(B) or (C) of this sentence, shall be adjusted proportionately to the effect that OPTIONEE, upon submission of an Option Exercise Form relating to all or any part of the Option Shares, after the record date fixing shareholders to be affected by such event, shall be entitled to receive upon exercise the number of such common shares of Delta which OPTIONEE would have been entitled to receive after the happening of such event set forth in subclauses (A), (B) or (C) had any such exercise occurred immediately prior to such record date. Such adjustment shall be made whenever any such event shall occur, and also shall be effective retroactively as to any exercise which occurs between such record date and the date of the occurrence of any such event set forth in subclauses (A), (B) or (C) of the first sentence of this paragraph.

      In the event of any: (i) consolidation or merger of Delta (other than a consolidation or merger in which Delta is the surviving entity); (ii) sale, conveyance, lease, or transfer of all or substantially all of the property or assets of Delta; (iii) reclassification, capital reorganization or change in Delta's common shares (other than solely a change in par value, or from par value to no par value); or (iv) consolidation or merger of another entity into Delta in which there is a reclassification or change of Delta's common shares, then, and in each such event, OPTIONEE shall have the right thereafter to convert the Option Shares then represented by this Second Restated October 1992 Option Agreement into the kind and amount of capital shares and other securities and property receivable upon such capitalization, reclassification, sale, merger, or other change, by holders of the number of Option Shares as to which this Second Restated October 1992 Option Agreement might have been exercised immediately prior to the occurrence of any such event.

      In case this Second Restated October 1992 Option Agreement is exercised in part only, upon transmittal of an Option Exercise Form to Delta at its principal offices together with the required payment, Delta shall cancel this Second Restated October 1992 Option Agreement and authenticate and deliver to OPTIONEE a new Second Restated October 1992 Option Agreement relating to the number of Option Shares of the unexpired portion of this Second Restated October 1992 Option Agreement, with the same terms and conditions contained in this Second Restated October 1992 Option Agreement.

      In case this Second Restated October 1992 Option Agreement is exercised in full, OPTIONEE shall be required to surrender this Second Restated October 1992 Option Agreement to Delta, and, upon surrender of this Second Restated October 1992 Option Agreement to Delta at its principal offices, this Second Restated October 1992 Option Agreement shall be cancelled by Delta and shall be of no further force and effect.

      No fractional shares will be issued upon any exercise, but an adjustment in cash will be made at a rate equal to the closing price for the common shares of Delta on the National Association of Securities Dealers Automated Quotations System ("NASDAQ") (or on any market then obtaining to the Delta common shares), at the close of business three (3) days prior to the receipt by Delta of the Option Exercise Form, in respect of any fraction of a share which would otherwise be issuable upon the submission of an Option Exercise Form conversion.

      If at any time Delta shall propose: (a) to fix a record date for the making of any monetary distribution, or the distribution or issuance of stock or securities, or to effect the subdivision or combination of the outstanding common shares of Delta; or (b) to effect any reclassification or change of outstanding common shares of Delta, through any consolidation, merger, conveyance, transfer or other disposition; or (c) to effect any liquidation, dissolution or winding up of Delta; then, and in any one or more of such cases, Delta shall cause notice thereof to be mailed to OPTIONEE at such address as appears on the Option Register at least 20 Business Days prior to the date on which: (i) the books of Delta shall close, or a record be taken, for such distribution, subdivision, combination or change to the Certificate of Incorporation; or (ii) such subdivision or combination (if the books are not closed and no record is taken therefor) or such reclassification, change, consolidation, merger, conveyance, transfer, liquidation, dissolution, or winding-up shall be effective, as the case may be.

      Delta covenants that it will at all times reserve and keep available, solely for the purpose of issuance or delivery upon exercise of this Second Restated October 1992 Option Agreement as herein provided, such number of common shares of Delta as shall be issuable upon the exercise of this Second Restated October 1992 Option Agreement. Delta covenants that all of its common shares so reserved, shall, upon payment therefor as set forth in this Second Restated October 1992 Option Agreement, and upon issuance in accordance with the terms and conditions of this Second Restated October 1992 Option Agreement, be duly and validly issued and fully paid and non-assessable.

      As promptly as is reasonably practicable after any exercise of the Option as herein provided, Delta shall deliver or cause to be delivered at the office of Delta certificates representing the number of fully paid and non-assessable common shares of Delta as to which this Second Restated October 1992 Option Agreement may be exercised in accordance with the provisions of this Second Restated October 1992 Option Agreement and a check or cash in respect of any fraction of a common share.

      Delta shall maintain or cause to be maintained an Option Agreement Register (the "Option Register") at Delta's offices in Rochester, New York or Teterboro, New Jersey, listing the names and addresses of all holders of Second Restated October 1992 Option Agreements in form and substance similar to this Second Restated October 1992 Option Agreement, now or hereafter arising.

      After the issuance date of this Second Restated October 1992 Option Agreement, OPTIONEE shall, in the case of the proposed issuance of, of the proposed granting by Delta of, rights or options to purchase Delta's voting shares of any class or any shares or other securities convertible into or carrying rights or options to purchase its voting shares of any class, be notified in writing by the Board of Directors of Delta at least twenty (20) days prior to the proposed issuance of such shares or options, and shall have the option to purchase the shares or securities so offered for sale, or have granted to OPTIONEE options for the shares or other securities so optioned ("HOLDER'S OPTION"), in such proportions as would, if the HOLDER'S OPTION was exercised, preserve the relative unlimited voting rights and percentage ownership of OPTIONEE, and all other persons holding other Second Restated October 1992 Option Agreements in form and substance similar to this Second Restated October 1992 Option Agreement (individually, a "HOLDER" and collectively, "HOLDERS") (taking into account securities held by Affiliated Entities, to include but not be limited to corporations in which any HOLDER is a majority stockholder and the persons listed on Schedule A hereto), had the OPTIONEE fully exercised the Option granted by this Second Restated October 1992 Option Agreement at the issuance date of this Second Restated October 1992 Option Agreement (herein defined as 51% of the voting power of all common shares of Delta on a fully diluted basis) and at a price or prices not less favorable than the price or prices at which such shares or other securities are proposed to be offered for sale or optioned to others, by notifying the Board of Directors of Delta at least three (3) days prior to the proposed issuance or optioning of such shares or securities of OPTIONEE's intention to exercise OPTIONEE's portion of the HOLDER'S OPTION. The OPTIONEE hereby waives the applicability of this paragraph to the issuance, or reissuance, to JOSEPH LOBOZZO or to others, of a certain May 1995 Stock Option Agreement (as amended and restated from time to time) whereby JOSEPH LOBOZZO was granted an option to purchase up to 11,440,475 common shares of Delta, which May 1995 Stock Option Agreement later had half of the rights thereunder transferred to JOANNE LOBOZZO.

      This Second Restated October 1992 Option Agreement supersedes: (i) the

Original October 1992 Option Agreement; (ii) the First Restated October 1992 Option Agreement; and (iii) any and all prior discussions and negotiations with regard to the subject matter hereof and may only be amended by a writing executed by Delta and OPTIONEE. This Second Restated October 1992 Option Agreement is subject to the provisions of the Securities Transfer Document.

      IN WITNESS WHEREOF, on the 19th day of February, 1997, Delta has caused this Second Amended and Restated October 1992 Option Agreement to be executed in its corporate name by its President, its corporate seal to be impressed hereon, and attested by its Secretary or Assistant Secretary.

                                                    DELTA COMPUTEC INC.
                                                    By: /s/ John DeVito
                                                       -------------------------
                                                        John DeVito, President
Attest:
/s/ Michael McCusker                           Accepted and agreed to
----------------------
Assistant Secretary
                                                       /s/ Joseph M. Lobozzo II
                                                       -------------------------
                                                       Joseph M. Lobozzo II

                                    EXHIBIT A

                              OPTION EXERCISE FORM

         The undersigned, the registered holder of the Option granted by the Second Amended and Restated October 1992 Option Agreement issued by Delta Computec Inc. ("Delta") on February 19, 1997, pursuant to a Securities Transfer Document dated January 13, 1997, hereby irrevocably exercises the Option to purchase the number of common shares of Delta set forth below, and accompanies this exercise by the payment in full, at a price of $.46 per share, for each and every share covered by this Option Exercise Form.

NAME OF HOLDER:                     ____________________________________________

ADDRESS OF HOLDER:                  ____________________________________________

                                    ____________________________________________

TELEPHONE (WITH AREA CODE):         ____________________________________________

SOCIAL SECURITY OR
EMPLOYER I.D. NUMBER:               ____________________________________________

NUMBER OF SHARES AS TO WHICH
THE OPTION IS EXERCISED
(MINIMUM OF 100,000 UNLESS
THE FACE AMOUNT OF THE RESTATED
OPTION AGREEMENT IS FOR LESS
THAN 100,000 SHARES)                ____________________________________________

BALANCE OF RESTATED OPTION
AGREEMENT AFTER EXERCISE            ____________________________________________

PAYMENT ATTACHED                    $ __________________________________________
(CERTIFIED OR
CASHIER'S CHECK)